SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 19, 2026
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.625% Non-Cumulative Perpetual Preferred Stock, Series A	BFH PrA	NYSE
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.875% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	BFH PrB	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Bread Financial Holdings, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format. A total of 37,841,186 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 91.35% of the Company’s shares outstanding as of March 25, 2026, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Proposal 1: Each of Ralph J. Andretta, John J. Fawcett, John C. Gerspach, Jr., Praniti Lakhwara, Rajesh Natarajan, Joyce St. Clair, Timothy J. Theriault, Laurie A. Tucker and Sharen J. Turney was elected as a director of the Company to serve until the 2027 annual meeting of stockholders.

Ralph J. Andretta

34,147,196	For
133,556	Against
7,681	Abstain
3,552,752	Broker Non-Votes

John J. Fawcett

34,218,396	For
62,228	Against

7,809	Abstain
3,552,752	Broker Non-Votes

John C. Gerspach, Jr.

34,024,883	For
255,432	Against
8,118	Abstain
3,552,752	Broker Non-Votes

Praniti Lakhwara

34,241,651	For
32,194	Against
14,588	Abstain
3,552,752	Broker Non-Votes

Rajesh Natarajan

33,998,473	For
281,302	Against
8,658	Abstain
3,552,752	Broker Non-Votes

Joyce St. Clair

34,261,613	For
19,165	Against
7,655	Abstain
3,552,752	Broker Non-Votes

Timothy J. Theriault

34,141,303	For
139,063	Against
8,067	Abstain
3,552,752	Broker Non-Votes

Laurie A. Tucker

33,855,221	For
425,581	Against
7,631	Abstain
3,552,752	Broker Non-Votes

Sharen J. Turney

33,874,190	For
406,562	Against
7,681	Abstain
3,552,752	Broker Non-Votes

Roger H. Ballou, who has been a director of the Company since 2001, did not stand for re-election and retired from our Board of Directors effective May 19, 2026.

(b) Proposal 2: Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

31,508,096	For
2,754,478	Against
25,859	Abstain
3,552,752	Broker Non-Votes

(c) Proposal 3: The 2026 Employee Stock Purchase Plan, was approved by the Company’s stockholders.

34,219,041	For
55,969	Against
13,423	Abstain
3,552,752	Broker Non-Votes

(d) Proposal 4: The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 was ratified by the Company’s stockholders.

36,998,194	For
822,956	Against
20,035	Abstain
0	Broker Non-Votes

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: May 22, 2026	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary